UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 19, 2010 (November 16, 2010)

CASCADE BANCORP
(Exact name of registrant as specified in its charter)

Oregon	0-23322	93-1034484
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 NW Wall Street
Bend, Oregon 97701
(Address of principal executive offices)
(Zip Code)

(541) 385-6205
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Securities Purchase Agreements

On November 16, 2010, Cascade Bancorp (NASDAQ: CACB) (the “Company”) entered into five agreements (the “Securities Purchase Agreements”) for the purchase and sale of approximately $177 million of shares of common stock, no par value per share (the “Common Stock”), of the Company at a per share price of $0.40 (which, upon consummation of the reverse stock split announced by the Company on November 16, 2010, will be adjusted to $4.00 per share). The principal counterparties to the Securities Purchase Agreements are: David F. Bolger (“Mr. Bolger”), who currently beneficially owns 12.13% of the Company’s outstanding Common Stock; an affiliate of Lightyear Fund II, L.P. (“Lightyear”); an affiliate of Leonard Green & Partners, L.P. (“Leonard Green”); and an affiliate of WL Ross & Co. LLC (“WL Ross”). The total gross proceeds from the sales of Common Stock to the investors pursuant to the Securities Purchase Agreements (the “Private Offerings”) will be approximately $177 million, consisting of $25 million from Mr. Bolger, $45.875 million from each of Lightyear, Leonard Green, and WL Ross, and an aggregate of $14.4 million from additional private investors.  Upon closing of the transactions contemplated by the Securities Purchase Agreements, Mr. Bolger will own 14.01%, and each of Lightyear, Leonard Green and WL Ross will own 24.35%, of the Company’s outstanding Common Stock. The Securities Purchase Agreements entered into between the Company and Mr. Bolger, Lightyear, Leonard Green and WL Ross are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 to this report, respectively, and are incorporated herein by reference. The fifth Securities Purchase Agreement, filed as Exhibit 10.5 to this report and incorporated herein by reference, provides for the purchase of approximately $14.4 million of shares of Common Stock by five investors, including Weichert Enterprise LLC, Michael F. Rosinus R/O IRA, Keefe Ventures Fund LP, Alden Global Value Recovery Master Fund, L.P. and Cougar Trading, LLC.

The Securities Purchase Agreement between the Company and Mr. Bolger amends and restates that certain Securities Purchase Agreement dated October 29, 2009, as previously amended, between the Company and Mr. Bolger, which was filed as Exhibit 10.1 to the Company’s Form 8-K filed with the Securities and Exchange Commission (“SEC”) on October 30, 2009. The Securities Purchase Agreement between the Company and Lightyear amends and restates that certain Securities Purchase Agreement dated October 29, 2009, as previously amended, between the Company and Lightyear, which was filed as Exhibit 10.2 to the Company’s Form 8-K filed with the SEC on October 30, 2009.

The Private Offerings are subject to several closing conditions, including, among others: (i) the completion of the Private Offerings for gross proceeds of an aggregate amount not less than $165 million nor more than $177 million; (ii) the exchanges of the Company’s $66.5 million aggregate principal amount of trust preferred securities (the “TRuPS”) shall have been completed pursuant to and in accordance with the terms of the Exchange Agreements (as defined below), and the consummation of the Private Offerings shall constitute a Capital Raise, as defined in and pursuant to the Exchange Agreements (an equity capital raise of at least $150 million constitutes a Capital Raise), requiring the payment in full of such promissory notes for an amount not to exceed, in the aggregate, $13.3 million plus accrued interest; (iii) the Company’s satisfaction of certain financial conditions; (iv) the receipt of required regulatory approvals, without the imposition of a burdensome condition; and (v) the receipt of required shareholder approvals.

The Securities Purchase Agreements provide that, at closing of the Private Offerings, each of Lightyear, Leonard Green and WL Ross will have the right to have one representative appointed to the Company’s Board of Directors; thereafter, at any election of directors, each will have the right to nominate one candidate for election to the Company’s Board of Directors. Thomas M. Wells currently serves as the Cascade Bancorp Board of Directors designee for Mr. Bolger pursuant to an existing shareholders agreement between Mr. Bolger and the Company; Mr. Bolger’s right to nominate one director to the Company’s Board of Directors will continue pursuant to the terms of his Securities Purchase Agreement. Each of Mr. Bolger, Lightyear, Leonard Green and WL Ross is also entitled to be represented on the board of directors of Bank of the Cascades (the “Bank”). The rights to representation briefly outlined above will continue with respect to each of Mr. Bolger, Lightyear, Leonard Green and WL Ross until such investor together with his or its affiliates ceases to own at least 5% of the outstanding shares of Common Stock of the Company.

Subject to certain customary conditions, the Company has granted each of Mr. Bolger, Lightyear, Leonard Green and WL Ross preemptive rights on any subsequent offering of the Company’s securities.  Each of them will have the preemptive rights described in the Securities Purchase Agreements until he or it, or his or its respective affiliates, ceases to own 5% or more of the outstanding shares of Common Stock of the Company.

The shares of Common Stock to be sold pursuant to the Securities Purchase Agreements will not be registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. Pursuant to the Securities Purchase Agreements and as an additional condition of closing the Private Offerings, the Company will enter into a registration rights agreement with the investors. Within thirty days of the closing date of the Private Offerings, the Company must file a shelf registration statement covering the registrable securities held by the investors, including all securities purchased by the investors pursuant to the Securities Purchase Agreements. In addition, each of the investors will have piggyback registration rights, pursuant to which they may include registrable securities held by them in any subsequent registration of securities by the Company, subject to certain conditions.

The foregoing description of the Securities Purchase Agreements is a summary of the material terms of such agreements and does not purport to be a complete description of all of the terms of such agreements. As noted above, copies of the Securities Purchase Agreements are attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, and the foregoing description of them is qualified in its entirety by the actual agreements.

TRuPS Exchange Agreements

As previously announced, on October 26, 2009, the Company entered into a binding letter agreement (the “Letter Agreement”) with Cohen & Company Financial Management, LLC (“Cohen”) for the restructuring of the TRuPS. In connection with the Letter Agreement, on November 16, 2010, the Company entered into Exchange Agreements (the “Exchange Agreements”) among the Company, Cohen, ATP Management LLC and each of Alesco Preferred Funding VI, Ltd., Alesco Preferred Funding X, Ltd., Alesco Preferred Funding XI, Ltd. and Alesco Preferred Funding XIV, Ltd. (collectively, the “Alesco CDOs”). Pursuant to the Exchange Agreements, the Alesco CDOs, as holders of the TRuPS, will exchange the TRuPS for promissory notes issued by the Company.

The Exchange Agreements provide for two alternative forms of promissory notes to be issued by the Company in exchange for the TRuPS, depending upon regulatory approval. If approved by the Federal Reserve Bank of San Francisco (the “FRB”) and the Oregon Division of Finance and Corporate Securities (the “DFCS”), the Company will issue promissory notes (the “Primary Notes”) in the aggregate principal amount of $66.5 million plus accrued interest that (i) accrue interest at the same rate applicable to the TRuPS, payable quarterly with the permission of the FRB (if permission is required) and otherwise added to and compounded with the principal balance of the notes; and (ii) mature five years from the date of issuance. If the Private Offerings close on or before February 4, 2011, the Primary Notes would become immediately due and payable in the aggregate amount of $13.3 million, plus accrued interest on the notional principal amount of $13.3 million at a fixed rate of 7.5% per annum. If the Primary Notes are not approved by the FRB and the DFCS by December 31, 2010, the Company will issue promissory notes (the “Alternative Notes”) in the aggregate principal amount of $13.3 million that (i) accrue interest at a fixed rate of 7.5% per annum, payable quarterly; (ii) mature five years from the date of issuance; and (iii) become immediately due and payable in the aggregate amount of $13.3 million, plus any accrued interest, at the closing of the Private Offerings. Subject to all of their terms and conditions, the Exchange Agreements will close one business day after the earlier to occur of (i) receipt of notification from the FRB and the DFCS that the issuance of the Primary Notes has been approved or denied, and (ii) December 31, 2010. If the Primary Notes have not been approved by the FRB and the DFCS by December 31, 2010, the Company will issue the Alternative Notes pursuant to the terms of the Exchange Agreements.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information under the caption “TRuPS Exchange Agreements” under Item 1.01 above is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The description of the Securities Purchase Agreements in Item 1.01 above is incorporated herein by reference.  At the closing of the Private Offerings, the sale of securities will constitute a sale of unregistered securities by the Company. The Company is relying on the exemptions from registration found in Section 4(2) of the Securities Act of 1933 and Rule 506 of Regulation D.

* * *

This communication and the Exhibits attached hereto and incorporated herein by reference may be deemed to be solicitation material in respect of the Private Offerings.  In connection with the proposed Private Offerings, Cascade Bancorp intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A, which will be mailed to shareholders of Cascade Bancorp.

Cascade Bancorp shareholders are urged to read all relevant documents filed with the SEC, including the proxy statement, because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the proxy statement (when available), as well as other filed documents, without charge, at the SEC’s web site (http://www.sec.gov). Investors and security holders will be able to obtain free copies of the proxy statement (when available), as well as certain other filed documents, without charge on the Internet at www.botc.com under the About Us tab, under Investor Relations, under SEC Filings.  Copies of Cascade Bancorp’s filings of Form 10-K and Quarterly Reports on Form 10-Q filed with the SEC may be obtained by mail without charge from Gregory D. Newton, EVP/Chief Financial Officer, Cascade Bancorp, P.O. Box 369, Bend, Oregon 97709, or e-mail cascades@botc.com.

Cascade Bancorp and its directors and officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from the shareholders of Cascade Bancorp with respect to the proposed Private Offerings.  More detailed information regarding the identity of the potential participants, and their direct or indirect interests, by securities holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed Private Offerings. Information regarding Cascade Bancorp’s directors and executive officers is also available in Cascade Bancorp’s definitive proxy statement for its 2010 Annual Meeting of Shareholders filed with the SEC on March 15, 2010. These documents are available free of charge at the SEC’s web site at http://www.sec.gov and at www.botc.com under the About Us tab, under Investor Relations, under SEC Filings.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, which are not historical facts and pertain to our future operating results. These statements include, but are not limited to, our plans, objectives, expectations and intentions and are not statements of historical fact. When used in this report, the word "expects," "believes," "anticipates,” “could,” “may,” “will,” “should,” “plan,” “predicts,” “projections,” “continue” and other similar expressions constitute forward-looking statements, as do any other statements that expressly or implicitly predict future events, results or performance, and such statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Certain risks and uncertainties and the Company’s success in managing such risks and uncertainties may cause actual results to differ materially from those projected, including among others, the risk factors described in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2010 as well as the following factors: the investment transactions described in this Current Report may not be completed in a timely manner or at all; our inability to comply in a timely manner with the Order with the FDIC and the DFCS, under which we are currently operating, could lead to further regulatory sanctions or orders, which could further restrict our operations and negatively affect our results of operations and financial condition; local and national economic conditions could be less favorable than expected or could have a more direct and pronounced effect on us than expected and adversely affect our results of operations and financial condition; the local housing/real estate market could continue to decline for a longer period than we anticipate; the risks presented by a continued economic recession, which could continue to adversely affect credit quality, collateral values, including real estate collateral and OREO properties, investment values, liquidity and loan originations, reserves for loan losses and charge offs of loans and loan portfolio delinquency rates and may be exacerbated by our concentration of operations in the States of Oregon and Idaho generally, and the Oregon communities of Central Oregon, Northwest Oregon, Southern Oregon and the greater Boise area, specifically; interest rate changes could significantly reduce net interest income and negatively affect funding sources; competition among financial institutions could increase significantly; competition or changes in interest rates could negatively affect net interest margin, as could other factors listed from time to time in the Company’s reports filed with the Securities and Exchange Commission (“SEC”); the reputation of the financial services industry could further deteriorate, which could adversely affect our ability to access markets for funding and to acquire and retain customers; and existing regulatory requirements, changes in regulatory requirements and legislation and our inability to meet those requirements, including capital requirements and increases in our deposit insurance premium, could adversely affect the businesses in which we are engaged, our results of operations and financial condition.

These forward-looking statements speak only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to publish revised forward-looking statements to reflect the occurrence of unanticipated events or circumstances after the date hereof. Readers should carefully review all disclosures filed by the Company from time to time with the SEC.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Shell Company Transactions

Not applicable.

(d)	Exhibits

Exhibit 10.1 Amended and Restated Securities Purchase Agreement between the Company and David F. Bolger, dated November 16, 2010

Exhibit 10.2 Amended and Restated Securities Purchase Agreement between the Company and BOTC Holdings LLC dated November 16, 2010

Exhibit 10.3 Securities Purchase Agreement between the Company and LG C-Co, LLC, dated November 16, 2010

Exhibit 10.4 Securities Purchase Agreement between the Company and WLR CB AcquisitionCo LLC, dated November 16, 2010

Exhibit 10.5  Securities Purchase Agreement between the Company and Weichert Enterprise LLC, Michael F. Rosinus R/O IRA, Keefe Ventures Fund LP, Alden Global Value Recovery Master Fund, L.P. and Cougar Trading, LLC, dated November 16, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

CASCADE BANCORP

By:	/s/ Patricia L. Moss
Patricia L. Moss
President & CEO

Date: November 19, 2010